UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09013

Eaton Vance Senior Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

June 30

Date of Fiscal Year End

June 30, 2020

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Senior Income Trust (EVF)

Annual Report

June 30, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report June 30, 2020

Eaton Vance

Senior Income Trust

Eaton Vance

Senior Income Trust

June 30, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended June 30, 2020 was dominated by a black swan event in the second half of the period: The outbreak of the novel coronavirus in China, which turned into a global pandemic that ended the longest-ever U.S. economic expansion and led to a dramatic decline in economic activity across the globe. The first half of the period was relatively benign. From the start of the period on July 1, 2019 through October 2019, loan prices declined modestly but stayed above $95, and loans saw renewed price appreciation in November and December.

Overall loan demand exceeded loan supply during the 12-month period, with institutional demand for structured loan products more than offsetting net outflows from retail loan products. Retail investors perceived loans — which have coupons that reset to London Interbank Offered Rate (“LIBOR”), — to be less attractive in an environment where LIBOR was falling due to actions taken by the U.S. Federal Reserve (the Fed) to reduce its benchmark federal funds rate.

The first signs of trouble appeared in late January 2020, as coronavirus headlines rattled investors’ nerves across capital markets. Loan prices, however, continued to rise in January, and retail fund flows turned positive for the first time in 16 months. But in the last week of February, as investors digested the potential economic effects of the spreading pandemic, a broad selloff began across credit and equity markets.

March proved to be the worst month of the period for senior loans, and the second-worst month in the history of the asset class. The S&P/LSTA Leveraged Loan Index (the Index), a broad measure of the asset class, declined 12.37% against the backdrop of a global slide in capital markets. As investors withdrew $14.7 billion from retail loan funds during the month, the average price of loans in the Index bottomed for the period at $76.20 on March 23.

Beginning in the last week of March, however, the loan market turned a corner, as central banks around the world stepped in to shore up capital markets. The Fed, for its part, cut its benchmark federal funds rate to 0.00%-0.25% and announced other measures to help credit markets worldwide. In response, the loan market began a rally that would continue through the end of the period, with the Index returning 9.70% for the second quarter — one of its best-ever quarterly gains.

For the 12-month period as a whole, higher-quality BB-rated and B-rated loans generally outperformed lower-quality CCC-rated and D-rated issues, with BB-rated loans in the Index returning -1.72%, B-rated loans in the Index returning -1.14%, CCC-rated loans in the Index returning -13.07%, D-rated (defaulted) loans in the Index returning -45.66%, and the Index overall returning -1.99%. Issuer fundamentals deteriorated in response to the global economic slowdown, with the trailing 12-month default rate rising from 1.34% at the beginning of the period to 3.23% at period-end — approximately the market’s long-term average.

Fund Performance

For the 12-month period ended June 30, 2020, Eaton Vance Senior Income Trust (the Fund) returned -5.64% at net asset value of its common shares (NAV), underperforming the -1.99% return of the Index.

The primary contributor to the Fund’s relative underperformance was its use of leverage during a period when the senior loan asset class delivered negative returns. The Index is not leveraged. The Fund uses leverage to achieve additional exposure to the loan market, thus magnifying exposure to the Fund’s underlying investments in both up and down market environments. Over longer periods, the use of leverage has been beneficial to the Fund’s total return performance at NAV and monthly distributions.

The Fund’s objective is to provide a high level of current income, consistent with the preservation of capital. Under normal market conditions, the Fund invests at least 80% of its total assets in senior loans of domestic and foreign borrowers that are denominated in U.S. dollars, euros, British pounds, Swiss francs, Canadian dollars and Australian dollars.

Loan selection and allocation by sector equally contributed to the Fund’s performance versus the Index for the 12-month period. Favorable selection in the leisure goods/activities/movies, cosmetics/toiletries, and business equipment and services sectors offset unfavorable selection in utilities and automotive. Overweighting the drugs sector, along with underweighting the air transport and the retailers (except food and drug) sectors — where business slowed dramatically as a result of the coronavirus pandemic — were the largest contributors to overall favorable sector allocation relative to the Index.

The Fund’s overall credit quality positioning versus the Index was a modest contributor to the Fund’s relative performance, and included a small out-of-Index allocation to high yield bonds, which contributed to the Fund’s relative performance in the period when high yield bonds generally outperformed senior loans.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Senior Income Trust

June 30, 2020

Performance2,3

Portfolio Managers John Redding, Andrew N. Sveen, CFA, Catherine C. McDermott, William E. Holt, CFA and Daniel P. McElaney, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years

Fund at NAV	10/30/1998	–5.64%	3.91%	5.68%
Fund at Market Price	—	–8.20	3.31	4.22

S&P/LSTA Leveraged Loan Index	—	–1.99%	2.89%	4.17%

% Premium/Discount to NAV[4]

				–14.03%

Distributions[5]

Total Distributions per share for the period	$0.410
Distribution Rate at NAV	5.03%
Distribution Rate at Market Price	5.85%

% Total Leverage[6]

Auction Preferred Shares (APS)	10.24%
Borrowings	25.87

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Senior Income Trust

June 30, 2020

Fund Profile

Top 10 Issuers (% of total investments)7

Asurion, LLC	1.4%

TransDigm, Inc.	1.2

Kronos Acquisition Holdings, Inc.	1.1

PetSmart, Inc.	1.1

Tibco Software, Inc.	1.1

MPH Acquisition Holdings, LLC	1.1

Banff Merger Sub, Inc.	1.0

Spin Holdco, Inc.	1.0

Hyland Software, Inc.	1.0

Endo Luxembourg Finance Company I S.a.r.l.	1.0

Total	11.0%

Credit Quality (% of bonds, loans and asset-backed securities)8

Top 10 Sectors (% of total investments)7

Electronics/Electrical	13.8%

Health Care	9.9

Business Equipment and Services	8.8

Oil and Gas	4.7

Leisure Goods/Activities/Movies	4.6

Industrial Equipment	3.9

Aerospace and Defense	3.2

Drugs	3.1

Insurance	3.1

Radio and Television	3.0

Total	58.1%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Senior Income Trust

June 30, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. Included in the average annual total return at NAV for the five- and ten-year periods is the impact of the 2017 and 2019 tender and repurchase of a portion of the Fund’s APS at 95% and 92% of the Fund’s APS per share liquidation preference, respectively. Had these transactions not occurred, the total return at NAV would be lower for the Fund.

[4]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective November 1, 2019, the Fund is managed by John Redding, Andrew N. Sveen, Catherine C. McDermott, William E. Holt and Daniel P. McElaney.

5

Eaton Vance

Senior Income Trust

June 30, 2020

Portfolio of Investments

Senior Floating-Rate Loans — 138.0%(1)
Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 4.8%

Aernnova Aerospace S.A.U.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing February 22, 2027	EUR	179	$165,850

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing February 26, 2027	EUR	696	646,815

AI Convoy (Luxembourg) S.a.r.l.

Term Loan, 4.65%, (6 mo. USD LIBOR + 3.50%), Maturing January 17, 2027		1,824	1,747,800

Dynasty Acquisition Co., Inc.

Term Loan, 3.81%, (3 mo. USD LIBOR + 3.50%), Maturing April 6, 2026		794	684,663

Term Loan, 3.81%, (3 mo. USD LIBOR + 3.50%), Maturing April 6, 2026		1,476	1,273,474

IAP Worldwide Services, Inc.

Revolving Loan, 1.38%, (3 mo. USD LIBOR + 5.50%), Maturing July 19, 2021(2)		161	153,712

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%, Floor 1.50%), Maturing July 18, 2020(3)		209	161,615

TransDigm, Inc.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing August 22, 2024		1,198	1,086,421

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing December 9, 2025		3,593	3,261,133

WP CPP Holdings, LLC

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing April 30, 2025		2,410	2,097,061

			$11,278,544

Air Transport — 1.4%

Delta Air Lines, Inc.

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), Maturing April 29, 2023		2,475	$2,435,400

JetBlue Airways Corporation

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing June 12, 2024		500	491,041

Mileage Plus Holdings, LLC

Term Loan, Maturing June 25, 2027(4)		350	348,094

			$3,274,535

Automotive — 3.7%

Adient US, LLC

Term Loan, 4.25%, (USD LIBOR + 4.00%), Maturing May 6, 2024(5)		1,915	$1,849,030

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)

Autokiniton US Holdings, Inc.

Term Loan, 6.55%, (1 mo. USD LIBOR + 6.38%), Maturing May 22, 2025		368	$350,962

Bright Bidco B.V.

Term Loan, 4.57%, (6 mo. USD LIBOR + 3.50%), Maturing June 30, 2024		728	317,440

Chassix, Inc.

Term Loan, 6.50%, (USD LIBOR + 5.50%, Floor 1.00%), Maturing November 15, 2023(5)		634	459,469

Dayco Products, LLC

Term Loan, 4.61%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023		485	310,400

Garrett LX III S.a.r.l.

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing September 27, 2025	EUR	184	194,532

Term Loan, 3.54%, (3 mo. USD LIBOR + 3.25%), Maturing September 27, 2025		123	114,830

Tenneco, Inc.

Term Loan, 3.18%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		3,527	3,086,146

TI Group Automotive Systems, LLC

Term Loan, 3.50%, (3 mo. EURIBOR + 2.75%, Floor 0.75%), Maturing June 30, 2022	EUR	1,840	1,989,267

			$8,672,076

Brokerage/Securities Dealers/Investment Houses — 1.1%

Advisor Group, Inc.

Term Loan, 5.18%, (1 mo. USD LIBOR + 5.00%), Maturing July 31, 2026		2,570	$2,409,725

OZ Management L.P.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.75%), Maturing April 10, 2023		11	11,008

Resolute Investment Managers, Inc.

Term Loan - Second Lien, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing April 30, 2023		250	218,750

			$2,639,483

Building and Development — 2.5%

ACProducts, Inc.

Term Loan, 7.50%, (6 mo. USD LIBOR + 6.50%, Floor 1.00%), Maturing August 18, 2025		199	$194,092

Advanced Drainage Systems, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing July 31, 2026		139	134,726

6	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Building and Development (continued)

APi Group DE, Inc.

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing October 1, 2026	672	$651,896

Beacon Roofing Supply, Inc.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing January 2, 2025	269	256,956

Brookfield Property REIT, Inc.

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	1,442	1,204,174

Core & Main L.P.

Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), Maturing August 1, 2024(5)	514	491,610

CPG International, Inc.

Term Loan, 4.75%, (12 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing May 5, 2024	525	520,602

NCI Building Systems, Inc.

Term Loan, 3.94%, (1 mo. USD LIBOR + 3.75%), Maturing April 12, 2025	344	328,243

RE/MAX International, Inc.

Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), Maturing December 15, 2023	887	864,597

Werner FinCo L.P.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing July 24, 2024	535	508,479

WireCo WorldGroup, Inc.

Term Loan, 6.07%, (6 mo. USD LIBOR + 5.00%), Maturing September 30, 2023	411	341,013

Term Loan - Second Lien, 10.07%, (6 mo. USD LIBOR + 9.00%), Maturing September 30, 2024	575	439,875

		$5,936,263

Business Equipment and Services — 13.6%

Adtalem Global Education, Inc.

Term Loan, 3.18%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025	172	$160,781

Airbnb, Inc.

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing April 17, 2025	375	391,875

Allied Universal Holdco, LLC

Term Loan, 4.43%, (1 mo. USD LIBOR + 4.25%), Maturing July 10, 2026	672	652,036

AppLovin Corporation

Term Loan, 3.68%, (1 mo. USD LIBOR + 3.50%), Maturing August 15, 2025	1,626	1,581,336

Term Loan, 4.18%, (1 mo. USD LIBOR + 4.00%), Maturing August 15, 2025	299	294,013

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Belfor Holdings, Inc.

Term Loan, 4.18%, (1 mo. USD LIBOR + 4.00%), Maturing April 6, 2026	248	$243,788

BidFair MergeRight, Inc.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing January 15, 2027	298	281,982

Bracket Intermediate Holding Corp.

Term Loan, 5.70%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025	418	387,289

Brand Energy & Infrastructure Services, Inc.

Term Loan, 5.45%, (3 mo. USD LIBOR + 4.25%), Maturing June 21, 2024	1,743	1,602,011

Cardtronics USA, Inc.

Term Loan, Maturing June 29, 2027(4)	275	272,250

CCC Information Services, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing April 29, 2024	1,469	1,420,723

Ceridian HCM Holding, Inc.

Term Loan, 2.61%, (1 week USD LIBOR + 2.50%), Maturing April 30, 2025	389	372,725

CM Acquisition Co.

Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), Maturing July 26, 2023	93	89,312

Da Vinci Purchaser Corp.

Term Loan, 5.24%, (6 mo. USD LIBOR + 4.00%), Maturing January 8, 2027	175	170,771

Deerfield Dakota Holding, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing April 9, 2027	1,750	1,703,517

EAB Global, Inc.

Term Loan, 4.89%, (3 mo. USD LIBOR + 3.75%), Maturing November 15, 2024	611	577,336

EIG Investors Corp.

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 9, 2023	1,360	1,318,727

Element Materials Technology Group US Holdings, Inc.

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing June 28, 2024	171	159,563

Garda World Security Corporation

Term Loan, 4.93%, (1 mo. USD LIBOR + 4.75%), Maturing October 30, 2026	670	659,840

IG Investment Holdings, LLC

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing May 23, 2025	1,108	1,019,432

IRI Holdings, Inc.

Term Loan, 4.61%, (3 mo. USD LIBOR + 4.25%), Maturing December 1, 2025	2,960	2,809,890

7	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Kronos Incorporated

Term Loan, 3.18%, (1 mo. USD LIBOR + 3.00%), Maturing November 1, 2023		2,758	$2,755,482

KUEHG Corp.

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 21, 2025		1,418	1,217,153

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), Maturing August 18, 2025		200	155,000

LGC Group Holdings, Ltd.

Term Loan, Maturing January 22, 2027(4)	EUR	225	243,719

Loire Finco Luxembourg S.a.r.l.

Term Loan, 3.68%, (1 mo. USD LIBOR + 3.50%), Maturing April 21, 2027		150	144,375

Monitronics International, Inc.

Term Loan, 7.75%, (1 mo. USD LIBOR + 6.50%, Floor 1.25%), Maturing March 29, 2024		741	567,634

PGX Holdings, Inc.

Term Loan, 6.25%, (1 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing September 29, 2023		542	323,812

Pre-Paid Legal Services, Inc.

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025		223	213,576

Prime Security Services Borrower, LLC

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing September 23, 2026		1,122	1,081,293

Rockwood Service Corporation

Term Loan, 4.56%, (3 mo. USD LIBOR + 4.25%), Maturing January 23, 2027		224	217,704

Sabre GLBL, Inc.

Term Loan, 2.18%, (1 mo. USD LIBOR + 2.00%), Maturing February 22, 2024		464	428,620

SMG US Midco 2, Inc.

Term Loan, 3.27%, (USD LIBOR + 2.50%), Maturing January 23, 2025(5)		122	108,451

Spin Holdco, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing November 14, 2022		3,929	3,775,529

Tech Data Corporation

Term Loan, Maturing June 30, 2025(4)		550	545,188

Tempo Acquisition, LLC

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing May 1, 2024		900	858,639

Vestcom Parent Holdings, Inc.

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing December 19, 2023		241	226,525

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

WASH Multifamily Laundry Systems, LLC

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing May 14, 2022		121	$116,817

West Corporation

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing October 10, 2024		2,147	1,848,208

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing October 10, 2024		512	440,724

Zephyr Bidco Limited

Term Loan, 4.35%, (1 mo. GBP LIBOR + 4.25%), Maturing July 23, 2025	GBP	350	411,381

			$31,849,027

Cable and Satellite Television — 2.5%

Altice France S.A.

Term Loan, 3.87%, (1 mo. USD LIBOR + 3.69%), Maturing January 31, 2026		344	$330,505

Term Loan, 4.18%, (1 mo. USD LIBOR + 4.00%), Maturing August 14, 2026		693	669,058

Numericable Group S.A.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	218	234,885

Telenet Financing USD, LLC

Term Loan, 2.18%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2028		1,825	1,726,255

UPC Broadband Holding B.V.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing April 30, 2028		400	382,500

Virgin Media Bristol, LLC

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing January 31, 2028		2,050	1,966,975

Virgin Media SFA Finance Limited

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing January 31, 2029	EUR	575	627,439

			$5,937,617

Chemicals and Plastics — 3.9%

Alpha 3 B.V.

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing January 31, 2024		639	$616,323

Aruba Investments, Inc.

Term Loan, 4.32%, (6 mo. USD LIBOR + 3.25%), Maturing February 2, 2022		432	432,896

Chemours Company (The)

Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing April 3, 2025	EUR	284	302,353

8	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Emerald Performance Materials, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing August 1, 2021		172	$166,211

Ferro Corporation

Term Loan, 2.56%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		157	152,716

Term Loan, 2.56%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		161	156,036

Term Loan, 2.56%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		194	188,102

Flint Group GmbH

Term Loan, 4.02%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		70	60,601

Flint Group US, LLC

Term Loan, 4.02%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		425	366,587

Gemini HDPE, LLC

Term Loan, 3.27%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024		723	690,941

Hexion, Inc.

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), Maturing July 1, 2026	EUR	700	751,060

Term Loan, 4.94%, (3 mo. USD LIBOR + 3.50%), Maturing July 1, 2026		347	337,838

Illuminate Buyer, LLC

Term Loan, Maturing June 16, 2027(4)		375	370,078

INEOS Enterprises Holdings US Finco, LLC

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing August 28, 2026		102	98,512

Momentive Performance Materials, Inc.

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing May 15, 2024		223	209,942

Orion Engineered Carbons GmbH

Term Loan, 2.25%, (3 mo. EURIBOR + 2.25%), Maturing July 25, 2024	EUR	358	388,308

Term Loan, 2.31%, (3 mo. USD LIBOR + 2.00%), Maturing July 25, 2024		472	456,728

PMHC II, Inc.

Term Loan, 4.33%, (USD LIBOR + 3.50%), Maturing March 31, 2025(5)		816	693,696

PQ Corporation

Term Loan, Maturing February 7, 2027(4)		900	883,125

Pregis TopCo Corporation

Term Loan, 4.18%, (1 mo. USD LIBOR + 4.00%), Maturing July 31, 2026		299	288,612

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Rohm Holding GmbH

Term Loan, 6.78%, (6 mo. USD LIBOR + 5.00%), Maturing July 31, 2026	1,674	$1,485,784

Venator Materials Corporation

Term Loan, 3.18%, (1 mo. USD LIBOR + 3.00%), Maturing August 8, 2024	170	159,125

		$9,255,574

Conglomerates — 0.0%(6)

Penn Engineering & Manufacturing Corp.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing June 27, 2024	101	$98,188

		$98,188

Containers and Glass Products — 3.3%

Berry Global, Inc.

Term Loan, 2.18%, (1 mo. USD LIBOR + 2.00%), Maturing July 1, 2026	446	$427,839

BWAY Holding Company

Term Loan, 4.56%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024	1,944	1,755,204

Flex Acquisition Company, Inc.

Term Loan, 4.43%, (3 mo. USD LIBOR + 3.00%), Maturing December 29, 2023	1,684	1,618,252

Term Loan, 4.68%, (3 mo. USD LIBOR + 3.25%), Maturing June 29, 2025	1,685	1,587,024

Libbey Glass, Inc.

DIP Loan, 6.25%, (3 mo. USD LIBOR + 11.00%, Floor 1.00%), Maturing January 1, 2021(2)	108	108,572

Term Loan, 0.00%, Maturing April 9, 2021(7)	458	93,920

Pelican Products, Inc.

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing May 1, 2025	294	271,215

Proampac PG Borrower, LLC

Term Loan, Maturing November 20, 2023(4)	1,250	1,197,916

Ring Container Technologies Group, LLC

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing October 31, 2024	389	372,148

Trident TPI Holdings, Inc.

Term Loan, 4.07%, (6 mo. USD LIBOR + 3.00%), Maturing October 17, 2024	366	351,184

		$7,783,274

9	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cosmetics/Toiletries — 1.8%

Kronos Acquisition Holdings, Inc.

Term Loan, 5.00%, (2 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing May 15, 2023		3,656	$3,494,096

Term Loan, 8.00%, (2 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing May 15, 2023		741	734,144

			$4,228,240

Drugs — 4.8%

Aenova Holding GmbH

Term Loan, 5.00%, (6 mo. EURIBOR + 5.00%), Maturing March 6, 2025	EUR	1,400	$1,551,272

Akorn, Inc.

DIP Loan, 10.50%, (1 mo. USD LIBOR + 9.50%, Floor 1.00%), Maturing November 17, 2020		42	42,316

Term Loan, 15.50%, (1 mo. USD LIBOR + 14.50%, Floor 1.00%), 14.75% cash, 0.75% PIK, Maturing April 16, 2021		968	929,365

Albany Molecular Research, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing August 30, 2024		316	305,790

Alkermes, Inc.

Term Loan, 2.45%, (1 mo. USD LIBOR + 2.25%), Maturing March 27, 2023		186	178,272

Amneal Pharmaceuticals, LLC

Term Loan, 3.69%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025		1,641	1,507,772

Arbor Pharmaceuticals, Inc.

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing July 5, 2023		783	721,966

Endo Luxembourg Finance Company I S.a.r.l.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), Maturing April 29, 2024		3,848	3,625,585

Mallinckrodt International Finance S.A.

Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), Maturing September 24, 2024		1,284	964,942

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing February 24, 2025		1,455	1,076,594

Nidda Healthcare Holding AG

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing August 21, 2026	EUR	275	298,342

			$11,202,216

Ecological Services and Equipment — 1.2%

Advanced Disposal Services, Inc.

Term Loan, 3.00%, (1 week USD LIBOR + 2.25%, Floor 0.75%), Maturing November 10, 2023		920	$911,643

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment (continued)

EnergySolutions, LLC

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing May 9, 2025		1,860	$1,724,892

US Ecology Holdings, Inc.

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing November 1, 2026		124	121,266

			$2,757,801

Electronics/Electrical — 22.1%

Applied Systems, Inc.

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing September 19, 2025		1,225	$1,228,062

Aptean, Inc.

Term Loan, 4.43%, (1 mo. USD LIBOR + 4.25%), Maturing April 23, 2026		346	327,898

Term Loan, Maturing April 23, 2026(4)		1,000	985,000

Term Loan - Second Lien, 8.68%, (1 mo. USD LIBOR + 8.50%), Maturing April 23, 2027		650	626,015

Astra Acquisition Corp.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing March 1, 2027		399	373,065

Avast Software B.V.

Term Loan, 3.25%, (3 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing September 29, 2023		172	170,032

Banff Merger Sub, Inc.

Term Loan, 4.43%, (1 mo. USD LIBOR + 4.25%), Maturing October 2, 2025		4,002	3,799,161

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing October 2, 2025	EUR	123	134,700

Buzz Merger Sub, Ltd.

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing January 29, 2027		274	266,426

Castle US Holding Corporation

Term Loan, 4.06%, (3 mo. USD LIBOR + 3.75%), Maturing January 29, 2027		465	428,906

Celestica, Inc.

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing June 27, 2025		105	98,962

CentralSquare Technologies, LLC

Term Loan, 3.93%, (1 mo. USD LIBOR + 3.75%), Maturing August 29, 2025		394	349,281

Cohu, Inc.

Term Loan, 3.18%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		344	326,681

10	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics/Electrical (continued)

Cornerstone OnDemand, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 4.25%), Maturing April 22, 2027		3,325	$3,279,281

CPI International, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing July 26, 2024		316	300,523

Datto, Inc.

Term Loan, 4.43%, (1 mo. USD LIBOR + 4.25%), Maturing April 2, 2026		173	168,810

ECI Macola/Max Holdings, LLC

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing September 27, 2024		366	358,362

Electro Rent Corporation

Term Loan, 6.02%, (3 mo. USD LIBOR + 5.00%), Maturing January 31, 2024		2,523	2,466,670

EXC Holdings III Corp.

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing December 2, 2024		2,219	2,180,536

Finastra USA, Inc.

Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), Maturing June 13, 2024(5)		3,896	3,423,832

Fiserv Investment Solutions, Inc.

Term Loan, 5.14%, (3 mo. USD LIBOR + 4.75%), Maturing February 18, 2027		275	269,844

GlobalLogic Holdings, Inc.

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing August 1, 2025		194	186,684

Hyland Software, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing July 1, 2024		1,717	1,670,545

Term Loan - Second Lien, 7.75%, (1 mo. USD LIBOR + 7.00%, Floor 0.75%), Maturing July 7, 2025		2,031	2,010,563

Infoblox, Inc.

Term Loan, 4.68%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023		878	866,676

Informatica, LLC

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing February 25, 2027	EUR	125	134,658

Term Loan - Second Lien, 7.13%, Maturing February 25, 2025(8)		250	251,094

MA FinanceCo., LLC

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing June 5, 2025		850	833,000

MACOM Technology Solutions Holdings, Inc.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024		574	540,482

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics/Electrical (continued)

MKS Instruments, Inc.

Term Loan, 1.93%, (1 mo. USD LIBOR + 1.75%), Maturing February 2, 2026	154	$148,937

MTS Systems Corporation

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing July 5, 2023	231	224,371

Recorded Books, Inc.

Term Loan, 4.44%, (1 mo. USD LIBOR + 4.25%), Maturing August 29, 2025	425	414,597

Refinitiv US Holdings, Inc.

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025	790	774,138

Renaissance Holding Corp.

Term Loan, 4.01%, (3 mo. USD LIBOR + 3.25%), Maturing May 30, 2025	564	544,623

Term Loan - Second Lien, 7.76%, (3 mo. USD LIBOR + 7.00%), Maturing May 29, 2026	75	69,000

SGS Cayman L.P.

Term Loan, 6.38%, (3 mo. USD LIBOR + 5.38%, Floor 1.00%), Maturing April 23, 2021	186	159,653

SkillSoft Corporation

DIP Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing September 14, 2020	126	119,382

Term Loan, 0.00%, Maturing April 28, 2021(7)	2,217	1,378,719

Sparta Systems, Inc.

Term Loan, 3.81%, (3 mo. USD LIBOR + 3.50%), Maturing August 21, 2024	1,068	924,078

STG-Fairway Holdings, LLC

Term Loan, 4.57%, (6 mo. USD LIBOR + 3.50%), Maturing January 31, 2027	1,550	1,449,734

SurveyMonkey, Inc.

Term Loan, 3.86%, (1 week USD LIBOR + 3.75%), Maturing October 10, 2025	468	454,275

Sutherland Global Services, Inc.

Term Loan, 6.38%, (3 mo. USD LIBOR + 5.38%, Floor 1.00%), Maturing April 23, 2021	798	685,860

Switch, Ltd.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing June 27, 2024	121	119,886

Syncsort Incorporated

Term Loan, 6.61%, (3 mo. USD LIBOR + 6.25%), Maturing August 16, 2024	1,192	1,161,739

Tibco Software, Inc.

Term Loan, 3.93%, (1 mo. USD LIBOR + 3.75%), Maturing June 30, 2026	2,488	2,391,339

Term Loan - Second Lien, 7.43%, (1 mo. USD LIBOR + 7.25%), Maturing March 3, 2028	1,750	1,690,937

11	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics/Electrical (continued)

TTM Technologies, Inc.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024		127	$123,655

Uber Technologies, Inc.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing April 4, 2025		3,702	3,552,115

Ultimate Software Group, Inc. (The)

Term Loan, 3.93%, (1 mo. USD LIBOR + 3.75%), Maturing May 4, 2026		769	746,250

Term Loan, Maturing May 4, 2026(4)		1,950	1,920,750

Term Loan - Second Lien, Maturing May 3, 2027(4)		125	123,750

Ultra Clean Holdings, Inc.

Term Loan, 4.68%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025		359	351,794

Verifone Systems, Inc.

Term Loan, 4.38%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025		567	479,535

Veritas Bermuda, Ltd.

Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing January 27, 2023		2,026	1,879,202

Vungle, Inc.

Term Loan, 5.68%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2026		1,823	1,786,111

			$51,730,179

Equipment Leasing — 0.2%

Boels Topholding B.V.

Term Loan, Maturing February 5, 2027(4)	EUR	275	$297,955

IBC Capital Limited

Term Loan, 4.06%, (3 mo. USD LIBOR + 3.75%), Maturing September 11, 2023		169	162,337

			$460,292

Financial Intermediaries — 3.9%

Apollo Commercial Real Estate Finance, Inc.

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing May 15, 2026		198	$183,150

Aretec Group, Inc.

Term Loan, 4.43%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025		3,347	3,078,780

Citco Funding, LLC

Term Loan, 3.57%, (3 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		1,881	1,831,564

Claros Mortgage Trust, Inc.

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing August 9, 2026		347	321,322

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

Ditech Holding Corporation

Term Loan, 0.00%, Maturing June 30, 2022(7)		1,397	$579,623

EIG Management Company, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing February 22, 2025		122	119,133

Evergood 4 ApS

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing February 6, 2025	EUR	325	356,374

Franklin Square Holdings L.P.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing August 1, 2025		246	238,256

Greenhill & Co., Inc.

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing April 12, 2024		490	465,500

GreenSky Holdings, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing March 29, 2025		225	220,500

Harbourvest Partners, LLC

Term Loan, 2.57%, (2 mo. USD LIBOR + 2.25%), Maturing March 3, 2025		448	433,707

Starwood Property Trust, Inc.

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing July 27, 2026		248	238,200

StepStone Group L.P.

Term Loan, 5.00%, (6 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing March 27, 2025		293	285,919

Victory Capital Holdings, Inc.

Term Loan, 3.94%, (3 mo. USD LIBOR + 2.50%), Maturing July 1, 2026		539	523,976

Virtus Investment Partners, Inc.

Term Loan, 3.00%, (3 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing June 1, 2024		222	216,345

			$9,092,349

Food Products — 2.8%

Alphabet Holding Company, Inc.

Term Loan, 3.68%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024		1,118	$1,054,348

Atkins Nutritionals Holdings II, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing July 7, 2024		170	166,126

B&G Foods, Inc.

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing October 10, 2026		124	122,783

Badger Buyer Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing September 30, 2024		1,165	1,013,713

12	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)

CHG PPC Parent, LLC

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2025		221	$210,853

Froneri International, Ltd.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing January 29, 2027		975	920,563

Hearthside Food Solutions, LLC

Term Loan, 3.87%, (1 mo. USD LIBOR + 3.69%), Maturing May 23, 2025		835	798,076

Term Loan, 4.18%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025		197	189,120

HLF Financing S.a.r.l.

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing August 18, 2025		342	331,108

JBS USA Lux S.A.

Term Loan, 3.07%, (6 mo. USD LIBOR + 2.00%), Maturing May 1, 2026		1,926	1,846,193

			$6,652,883

Food Service — 0.4%

IRB Holding Corp.

Term Loan, 3.75%, (6 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing February 5, 2025		1,007	$933,280

Restaurant Technologies, Inc.

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		99	91,605

			$1,024,885

Food/Drug Retailers — 0.9%

BW Gas & Convenience Holdings, LLC

Term Loan, 6.43%, (1 mo. USD LIBOR + 6.25%), Maturing November 18, 2024		1,793	$1,756,650

L1R HB Finance Limited

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 9, 2024	EUR	200	150,876

Term Loan, 5.55%, (6 mo. GBP LIBOR + 5.25%), Maturing September 2, 2024	GBP	200	166,399

			$2,073,925

Forest Products — 0.2%

Neenah, Inc.

Term Loan, Maturing June 25, 2027(4)		450	$447,750

			$447,750

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care — 15.9%

Acadia Healthcare Company, Inc.

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing February 11, 2022	114	$111,883

Accelerated Health Systems, LLC

Term Loan, 3.68%, (1 mo. USD LIBOR + 3.50%), Maturing October 31, 2025	246	235,169

ADMI Corp.

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing April 30, 2025	2,059	1,927,377

Alliance Healthcare Services, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing October 24, 2023	370	251,947

Term Loan - Second Lien, 11.00%, (1 mo. USD LIBOR + 10.00%, Floor 1.00%), Maturing April 24, 2024	225	101,250

athenahealth, Inc.

Term Loan, 4.82%, (3 mo. USD LIBOR + 4.50%), Maturing February 11, 2026	3,382	3,278,146

Avantor Funding, Inc.

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing November 21, 2024	207	202,215

BioClinica Holding I, LP

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing October 20, 2023	701	650,675

BW NHHC Holdco, Inc.

Term Loan, 5.39%, (3 mo. USD LIBOR + 5.00%), Maturing May 15, 2025	1,061	827,536

Certara L.P.

Term Loan, 3.81%, (3 mo. USD LIBOR + 3.50%), Maturing August 15, 2024	485	453,281

CHG Healthcare Services, Inc.

Term Loan, 4.07%, (6 mo. USD LIBOR + 3.00%), Maturing June 7, 2023	4	3,732

CryoLife, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing December 1, 2024	219	213,616

Ensemble RCM, LLC

Term Loan, 4.44%, (3 mo. USD LIBOR + 3.75%), Maturing August 3, 2026	248	242,232

Envision Healthcare Corporation

Term Loan, 3.93%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025	2,390	1,606,329

GHX Ultimate Parent Corporation

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing June 28, 2024	438	425,583

13	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)

Greatbatch Ltd.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing October 27, 2022	683	$675,342

Hanger, Inc.

Term Loan, 3.68%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025	489	471,644

Inovalon Holdings, Inc.

Term Loan, 3.19%, (1 mo. USD LIBOR + 3.00%), Maturing April 2, 2025	536	521,675

IQVIA, Inc.

Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), Maturing March 7, 2024	313	306,174

Term Loan, 1.93%, (1 mo. USD LIBOR + 1.75%), Maturing January 17, 2025	462	451,159

Medical Solutions, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing June 14, 2024	1,814	1,759,585

MPH Acquisition Holdings, LLC

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing June 7, 2023	4,071	3,871,372

National Mentor Holdings, Inc.

Term Loan, 4.43%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	14	13,549

Term Loan, 4.43%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	308	297,581

Navicure, Inc.

Term Loan, 4.18%, (1 mo. USD LIBOR + 4.00%), Maturing October 22, 2026	449	434,287

One Call Corporation

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing November 25, 2022	1,000	866,577

Ortho-Clinical Diagnostics S.A.

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2025	2,283	2,137,909

Parexel International Corporation

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	673	640,306

Phoenix Guarantor, Inc.

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing March 5, 2026	866	836,494

Radiology Partners, Inc

Term Loan, 5.67%, (USD LIBOR + 4.25%), Maturing July 9, 2025(5)	2,245	2,092,130

RadNet, Inc.

Term Loan, 4.75%, (6 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing June 30, 2023	2,702	2,588,907

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)

Sound Inpatient Physicians

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2025	221	$212,048

Surgery Center Holdings, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing September 3, 2024	2,569	2,278,463

Team Health Holdings, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing February 6, 2024	1,336	1,037,278

Tecomet, Inc.

Term Loan, 4.68%, (6 mo. USD LIBOR + 3.50%), Maturing May 1, 2024	488	464,314

U.S. Anesthesia Partners, Inc.

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing June 23, 2024	1,980	1,765,787

Verscend Holding Corp.

Term Loan, 4.68%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	364	354,981

Viant Medical Holdings, Inc.

Term Loan, 3.93%, (1 mo. USD LIBOR + 3.75%), Maturing July 2, 2025	221	195,088

Wink Holdco, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing December 2, 2024	2,469	2,379,860

		$37,183,481

Home Furnishings — 0.9%

Serta Simmons Bedding, LLC

Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing August 10, 2023	526	$521,617

Term Loan - Second Lien, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing August 10, 2023	1,740	1,501,007

		$2,022,624

Industrial Equipment — 6.2%

AI Alpine AT Bidco GmbH

Term Loan, 4.21%, (6 mo. USD LIBOR + 3.00%), Maturing October 31, 2025	99	$89,881

Apex Tool Group, LLC

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%, Floor 1.25%), Maturing August 1, 2024	2,103	1,893,054

Carlisle Foodservice Products, Inc.

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing March 20, 2025	122	114,107

14	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

CPM Holdings, Inc.

Term Loan, 3.96%, (1 mo. USD LIBOR + 3.75%), Maturing November 17, 2025		2,226	$2,028,544

Delachaux Group S.A.

Term Loan, 3.75%, (6 mo. EURIBOR + 3.75%), Maturing April 16, 2026	EUR	175	188,871

Term Loan, 5.36%, (6 mo. USD LIBOR + 4.50%), Maturing April 16, 2026		223	213,283

DexKo Global, Inc.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	146	151,862

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	365	379,657

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing July 24, 2024		388	365,302

DXP Enterprises, Inc.

Term Loan, 5.75%, (1 mo. USD LIBOR + 4.75%, Floor 1.00%), Maturing August 29, 2023		1,478	1,405,605

Dynacast International, LLC

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing January 28, 2022		574	473,597

Engineered Machinery Holdings, Inc.

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 19, 2024		637	610,343

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing July 19, 2024		148	142,948

Gates Global, LLC

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing April 1, 2024	EUR	411	442,591

Hayward Industries, Inc.

Term Loan, 3.68%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024		215	206,612

LTI Holdings, Inc.

Term Loan, 3.68%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025		719	611,350

Term Loan, 4.93%, (1 mo. USD LIBOR + 4.75%), Maturing July 24, 2026		849	723,985

Quimper AB

Term Loan, 4.25%, (6 mo. EURIBOR + 4.25%), Maturing February 13, 2026	EUR	850	916,776

Robertshaw US Holding Corp.

Term Loan, 4.25%, (USD LIBOR + 3.25%, Floor 1.00%), Maturing February 28, 2025(5)		1,214	1,010,915

Thermon Industries, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing October 30, 2024		123	119,153

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Titan Acquisition Limited

Term Loan, 3.36%, (3 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		2,138	$1,959,276

Welbilt, Inc.

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing October 23, 2025		639	552,739

			$14,600,451

Insurance — 4.8%

Alliant Holdings Intermediate, LLC

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing May 9, 2025		223	$214,230

AssuredPartners Capital, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing February 12, 2027		224	221,071

AssuredPartners, Inc.

Term Loan, 3.68%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2027		697	667,770

Asurion, LLC

Term Loan, 3.18%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022		592	577,727

Term Loan - Second Lien, 6.68%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025		4,800	4,782,999

FrontDoor, Inc.

Term Loan, 2.69%, (1 mo. USD LIBOR + 2.50%), Maturing August 16, 2025		221	214,983

Hub International Limited

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing April 25, 2025		3,346	3,311,362

Sedgwick Claims Management Services, Inc.

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing December 31, 2025		566	536,404

USI, Inc.

Term Loan, 4.31%, (3 mo. USD LIBOR + 4.00%), Maturing December 2, 2026		647	628,560

			$11,155,106

Leisure Goods/Activities/Movies — 7.3%

AMC Entertainment Holdings, Inc.

Term Loan, 4.08%, (6 mo. USD LIBOR + 3.00%), Maturing April 22, 2026		839	$613,643

Amer Sports Oyj

Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), Maturing March 30, 2026	EUR	1,600	1,634,318

15	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods/Activities/Movies (continued)

Ancestry.com Operations, Inc.

Term Loan, 4.43%, (1 mo. USD LIBOR + 4.25%), Maturing August 27, 2026		1,386	$1,317,554

Bombardier Recreational Products, Inc.

Term Loan, 2.18%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2027		2,057	1,964,898

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing May 24, 2027		325	326,625

Carnival Corporation

Term Loan, Maturing June 30, 2025(4)		625	606,250

ClubCorp Holdings, Inc.

Term Loan, 3.06%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024		1,851	1,578,850

Crown Finance US, Inc.

Term Loan, 2.38%, (6 mo. EURIBOR + 2.38%), Maturing February 28, 2025	EUR	801	724,246

Term Loan, 3.32%, (6 mo. USD LIBOR + 2.25%), Maturing February 28, 2025		792	599,777

Term Loan, 3.57%, (6 mo. USD LIBOR + 2.50%), Maturing September 30, 2026		695	520,566

Delta 2 (LUX) S.a.r.l.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing February 1, 2024		447	426,914

Emerald Expositions Holding, Inc.

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		514	458,773

Etraveli Holding AB

Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), Maturing August 2, 2024	EUR	425	385,173

Lindblad Expeditions, Inc.

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing March 27, 2025		172	147,298

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing March 27, 2025		689	589,191

Motion Finco S.a.r.l.

Term Loan, 4.32%, (6 mo. USD LIBOR + 3.25%), Maturing November 4, 2026		32	28,964

Term Loan, 4.32%, (6 mo. USD LIBOR + 3.25%), Maturing November 13, 2026		242	220,378

Playtika Holding Corp.

Term Loan, 7.07%, (3 mo. USD LIBOR + 6.00%), Maturing December 10, 2024		1,536	1,538,504

SeaWorld Parks & Entertainment, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing March 31, 2024		554	494,944

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods/Activities/Movies (continued)

Steinway Musical Instruments, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 14, 2025		237	$224,706

Travel Leaders Group, LLC

Term Loan, 4.18%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024		441	303,188

UFC Holdings, LLC

Term Loan, 4.25%, (6 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing April 29, 2026		1,020	974,730

Term Loan, 5.25%, (6 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing April 29, 2026		100	95,833

Vue International Bidco PLC

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing July 3, 2026	EUR	1,333	1,300,302

			$17,075,625

Lodging and Casinos — 3.4%

Aristocrat Technologies, Inc.

Term Loan, 2.86%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024		469	$447,455

Boyd Gaming Corporation

Term Loan, 2.36%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023		304	287,892

CityCenter Holdings, LLC

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing April 18, 2024		1,541	1,404,726

Eldorado Resorts, LLC

Term Loan, 3.25%, (3 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing April 17, 2024		202	201,452

Golden Nugget, Inc.

Term Loan, 3.25%, (USD LIBOR + 2.50%, Floor 0.75%), Maturing October 4, 2023(5)		2,255	1,868,234

GVC Holdings (Gibraltar) Limited

Term Loan, 3.31%, (6 mo. USD LIBOR + 2.25%), Maturing March 29, 2024		513	495,226

Hanjin International Corp.

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing October 18, 2020		250	230,000

Playa Resorts Holding B.V.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing April 29, 2024		2,118	1,813,314

Stars Group Holdings B.V. (The)

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 10, 2025	EUR	269	301,453

Term Loan, 3.81%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025		949	945,337

			$7,995,089

16	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Nonferrous Metals/Minerals — 0.6%

CD&R Hydra Buyer, Inc.

Term Loan, 7.50%, (0.00% Cash, 7.50% PIK), Maturing August 15, 2021(3)(8)		80	$62,260

Murray Energy Corporation

DIP Loan, 13.00%, (1 mo. USD LIBOR + 11.00%, Floor 2.00%), Maturing July 31, 2020		257	147,548

Term Loan, 0.00%, Maturing October 17, 2022(7)		922	22,471

Noranda Aluminum Acquisition Corporation

Term Loan, 0.00%, Maturing February 28, 2021(7)		449	31,462

Oxbow Carbon, LLC

Term Loan, 3.93%, (1 mo. USD LIBOR + 3.75%), Maturing January 4, 2023		626	610,483

Rain Carbon GmbH

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing January 16, 2025	EUR	450	465,129

			$1,339,353

Oil and Gas — 6.4%

Ameriforge Group, Inc.

Term Loan, 14.00%, (3 mo. USD LIBOR + 13.00%, Floor 1.00%), 9.00% cash, 5.00% PIK, Maturing June 8, 2022		332	$290,474

Apergy Corporation

Term Loan, 2.69%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025		112	106,998

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing May 28, 2027		2,100	2,044,875

Blackstone CQP Holdco L.P.

Term Loan, 3.81%, (3 mo. USD LIBOR + 3.50%), Maturing September 30, 2024		3,470	3,337,947

Centurion Pipeline Company, LLC

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing September 29, 2025		123	117,636

CITGO Holding, Inc.

Term Loan, 8.00%, (6 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing August 1, 2023		1,124	1,073,480

CITGO Petroleum Corporation

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing March 28, 2024		2,215	2,131,586

Delek US Holdings, Inc.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing March 31, 2025		617	576,754

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing March 31, 2025		274	264,483

Fieldwood Energy, LLC

Term Loan, 0.00%, Maturing April 11, 2022(7)		1,338	272,161

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Matador Bidco S.a.r.l.

Term Loan, 4.93%, (1 mo. USD LIBOR + 4.75%), Maturing October 15, 2026	1,887	$1,811,408

McDermott Technology Americas, Inc.

Term Loan, 3.18%, (1 mo. USD LIBOR + 3.00%), Maturing June 30, 2024	11	10,242

Term Loan, 4.18%, (1 mo. USD LIBOR + 4.00%), Maturing June 30, 2025	161	144,231

Prairie ECI Acquiror L.P.

Term Loan, 4.93%, (1 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	1,841	1,675,021

Term Loan, 5.06%, (3 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	225	204,750

PSC Industrial Holdings Corp.

Term Loan, 4.98%, (6 mo. USD LIBOR + 3.75%), Maturing October 11, 2024	341	308,831

RDV Resources Properties, LLC

Term Loan, 7.50%, (1 mo. USD LIBOR + 6.50%, Floor 1.00%), Maturing March 29, 2024(3)	223	136,014

Sunrise Oil & Gas Properties, LLC

Term Loan - First Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	38	36,291

Term Loan - Second Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	39	32,854

Term Loan - Third Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	45	31,668

UGI Energy Services, LLC

Term Loan, 3.93%, (1 mo. USD LIBOR + 3.75%), Maturing August 13, 2026	470	456,730

		$15,064,434

Publishing — 1.0%

Ascend Learning, LLC

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 12, 2024	535	$514,483

Getty Images, Inc.

Term Loan, 4.69%, (1 mo. USD LIBOR + 4.50%), Maturing February 19, 2026	780	698,661

Harland Clarke Holdings Corp.

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), Maturing November 3, 2023	19	14,046

LSC Communications, Inc.

Term Loan, 0.00%, Maturing September 30, 2022(7)	385	37,497

17	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)

Nielsen Finance, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing June 4, 2025	400	$397,500

ProQuest, LLC

Term Loan, 3.68%, (1 mo. USD LIBOR + 3.50%), Maturing October 23, 2026	697	677,782

Tweddle Group, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing September 17, 2023	94	79,492

		$2,419,461

Radio and Television — 4.5%

AP NMT Acquisition B.V.

Term Loan, 7.20%, (3 mo. USD LIBOR + 5.75%), Maturing August 13, 2021	1,496	$1,478,266

Cumulus Media New Holdings, Inc.

Term Loan, 4.82%, (6 mo. USD LIBOR + 3.75%), Maturing March 31, 2026	1,498	1,411,983

Diamond Sports Group, LLC

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing August 24, 2026	1,414	1,157,968

Entravision Communications Corporation

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	379	355,606

Gray Television, Inc.

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing February 7, 2024	116	112,198

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing January 2, 2026	276	268,080

Hubbard Radio, LLC

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 28, 2025	270	242,764

iHeartCommunications, Inc.

Term Loan, 3.18%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2026	821	759,993

Mission Broadcasting, Inc.

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	156	148,794

Nexstar Broadcasting, Inc.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	607	578,384

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing September 18, 2026	240	229,049

Sinclair Television Group, Inc.

Term Loan, 2.69%, (1 mo. USD LIBOR + 2.50%), Maturing September 30, 2026	298	284,910

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)

Terrier Media Buyer, Inc.

Term Loan, 4.43%, (1 mo. USD LIBOR + 4.25%), Maturing December 17, 2026	2,180	$2,087,324

Univision Communications, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing March 13, 2026	1,564	1,494,317

		$10,609,636

Retailers (Except Food and Drug) — 4.1%

Apro, LLC

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing November 14, 2026	213	$208,945

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing November 16, 2026	61	60,042

Ascena Retail Group, Inc.

Term Loan, 5.25%, (USD LIBOR + 4.50%, Floor 0.75%), Maturing August 21, 2022(5)	1,047	367,409

Bass Pro Group, LLC

Term Loan, 6.07%, (6 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	2,603	2,515,494

BJ’s Wholesale Club, Inc.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing February 3, 2024	376	365,025

Coinamatic Canada, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing May 14, 2022	21	20,458

David’s Bridal, Inc.

Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 6.00% cash, 5.00% PIK, Maturing June 23, 2023	139	119,826

Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing June 30, 2023	162	119,354

Hoya Midco, LLC

Term Loan, 4.57%, (6 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	969	814,261

LSF9 Atlantis Holdings, LLC

Term Loan, 7.00%, (1 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing May 1, 2023	437	362,063

PetSmart, Inc.

Term Loan, 5.00%, (6 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing March 11, 2022	4,115	4,073,487

PFS Holding Corporation

Term Loan, 0.00%, Maturing January 31, 2021(7)	1,023	393,959

Pier 1 Imports (U.S.), Inc.

Term Loan, 0.00%, Maturing April 30, 2021(7)	236	40,163

18	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

Radio Systems Corporation

Term Loan, 5.00%, (USD Prime + 1.75%), Maturing May 2, 2024	194	$193,697

		$9,654,183

Steel — 0.8%

GrafTech Finance, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing February 12, 2025	1,050	$1,018,093

Neenah Foundry Company

Term Loan, 6.76%, (2 mo. USD LIBOR + 6.50%), Maturing December 13, 2022	327	286,472

Phoenix Services International, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing March 1, 2025	391	352,144

Zekelman Industries, Inc.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing January 24, 2027	299	288,028

		$1,944,737

Surface Transport — 1.2%

Agro Merchants NAI Holdings, LLC

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing December 6, 2024	21	$20,630

Hertz Corporation (The)

Term Loan, 0.00%, Maturing June 30, 2023(7)	469	417,578

Kenan Advantage Group, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 31, 2022	455	426,248

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 31, 2022	1,863	1,743,287

XPO Logistics, Inc.

Term Loan, 2.18%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025	275	269,271

		$2,877,014

Telecommunications — 4.3%

Colorado Buyer, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing May 1, 2024	2,138	$1,642,824

Digicel International Finance Limited

Term Loan, 4.25%, (6 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing May 28, 2024	1,851	1,554,792

Global Eagle Entertainment, Inc.

Term Loan, 8.72%, (6 mo. USD LIBOR + 7.50%), Maturing January 6, 2023	1,228	853,486

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Intelsat Jackson Holdings S.A.

DIP Loan, 5.05%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing July 14, 2021(2)	444	$451,984

Term Loan, 8.00%, (USD Prime + 4.75%), Maturing November 27, 2023	650	650,610

Term Loan, 8.75%, (USD Prime + 5.50%), Maturing January 2, 2024	850	854,857

IPC Corp.

Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing August 6, 2021	557	437,142

Onvoy, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing February 10, 2024	1,802	1,712,174

Syniverse Holdings, Inc.

Term Loan, 6.87%, (6 mo. USD LIBOR + 5.00%), Maturing March 9, 2023	464	333,144

Ziggo Financing Partnership

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing April 30, 2028	1,700	1,610,750

		$10,101,763

Utilities — 1.5%

Brookfield WEC Holdings, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing August 1, 2025	561	$543,857

Calpine Construction Finance Company L.P.

Term Loan, 2.18%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2025	434	418,673

Calpine Corporation

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing April 5, 2026	421	406,850

Lightstone Holdco, LLC

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing January 30, 2024	30	25,673

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing January 30, 2024	533	455,183

Longview Power, LLC

Term Loan, 0.00%, Maturing April 13, 2021(7)	1,313	198,610

USIC Holdings, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing December 8, 2023	1,498	1,432,267

		$3,481,113

Total Senior Floating-Rate Loans (identified cost $348,318,624)		$323,919,171

19	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Portfolio of Investments — continued

Corporate Bonds & Notes — 5.2%
Security	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 0.1%

TransDigm, Inc.

6.50%, 7/15/24	$223	$215,172

7.50%, 3/15/27	120	115,532

		$330,704

Automotive — 0.2%

Ford Motor Co.

9.00%, 4/22/25	$70	$75,818

Ford Motor Credit Co., LLC

5.125%, 6/16/25	219	220,047

Navistar International Corp.

6.625%, 11/1/25(9)	141	133,965

		$429,830

Building and Development — 0.1%

Hillman Group, Inc. (The)

6.375%, 7/15/22(9)	$12	$11,118

Reliance Intermediate Holdings, L.P.

6.50%, 4/1/23(9)	13	13,112

Standard Industries, Inc.

6.00%, 10/15/25(9)	30	30,972

5.00%, 2/15/27(9)	271	275,175

		$330,377

Business Equipment and Services — 0.5%

EIG Investors Corp.

10.875%, 2/1/24	$417	$406,010

Prime Security Services Borrower, LLC/ Prime Finance, Inc.

5.25%, 4/15/24(9)	325	333,159

5.75%, 4/15/26(9)	325	337,542

ServiceMaster Co., LLC (The)

7.45%, 8/15/27	187	203,037

		$1,279,748

Cable and Satellite Television — 0.3%

Altice France S.A.

8.125%, 2/1/27(9)	$212	$232,383

CSC Holdings, LLC

4.125%, 12/1/30(9)	200	198,512

Security	Principal Amount (000’s omitted)	Value

Cable and Satellite Television (continued)

CCO Holdings, LLC/CCO Holdings Capital Corp.

5.375%, 5/1/25(9)	$26	$26,718

5.75%, 2/15/26(9)	13	13,475

CSC Holdings, LLC

5.875%, 9/15/22	5	5,236

5.25%, 6/1/24	5	5,322

5.75%, 1/15/30(9)	254	265,657

DISH DBS Corp.

6.75%, 6/1/21	3	3,061

TEGNA, Inc.

5.00%, 9/15/29(9)	32	30,181

		$780,545

Conglomerates — 0.0%(6)

Spectrum Brands, Inc.

5.75%, 7/15/25	$30	$30,882

5.00%, 10/1/29(9)	9	8,919

		$39,801

Consumer Products — 0.0%(6)

Central Garden & Pet Co.

6.125%, 11/15/23	$15	$15,355

		$15,355

Containers and Glass Products — 0.2%

Berry Global, Inc.

6.00%, 10/15/22	$4	$4,017

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC

7.00%, 7/15/24(9)	417	419,150

		$423,167

Distribution & Wholesale — 0.0%(6)

Performance Food Group, Inc.

5.50%, 10/15/27(9)	$30	$29,005

		$29,005

Diversified Financial Services — 0.1%

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC

7.125%, 7/31/26(9)	$200	$190,459

		$190,459

20	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Drugs — 0.2%

Bausch Health Americas, Inc.

8.50%, 1/31/27(9)	$59	$62,730

Bausch Health Companies., Inc.

7.00%, 1/15/28(9)	327	337,363

		$400,093

Ecological Services and Equipment — 0.1%

Covanta Holding Corp.

5.875%, 3/1/24	$10	$10,124

GFL Environmental, Inc.

8.50%, 5/1/27(9)	250	272,454

		$282,578

Electronics/Electrical — 0.0%(6)

Sensata Technologies, Inc.

4.375%, 2/15/30(9)	$21	$20,843

		$20,843

Financial Intermediaries — 0.1%

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.

6.25%, 2/1/22	$7	$7,033

6.25%, 5/15/26	271	272,008

JPMorgan Chase & Co.

Series S, 6.75% to 2/1/24(10)(11)	35	37,699

Navient Corp.

5.00%, 10/26/20	10	9,973

		$326,713

Food Products — 0.2%

Del Monte Foods, Inc.

11.875%, 5/15/25(9)	$500	$505,937

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc.

5.50%, 1/15/30(9)	68	69,815

		$575,752

Food/Drug Retailers — 0.2%

Fresh Market, Inc. (The)

9.75%, 5/1/23(9)	$575	$501,688

		$501,688

Health Care — 0.1%

Centene Corp.

4.75%, 5/15/22	$7	$7,112

Security	Principal Amount (000’s omitted)	Value

Health Care (continued)

HCA, Inc.

5.875%, 2/15/26	$7	$7,693

Hologic, Inc.

4.375%, 10/15/25(9)	10	10,124

MPH Acquisition Holdings, LLC

7.125%, 6/1/24(9)	162	151,265

Tenet Healthcare Corp.

8.125%, 4/1/22	20	21,036

		$197,230

Insurance — 0.2%

AssuredPartners, Inc.

7.00%, 8/15/25(9)	$417	$418,299

		$418,299

Internet Software & Services — 0.1%

Netflix, Inc.

5.375%, 11/15/29(9)	$105	$115,471

Riverbed Technology, Inc.

8.875%, 3/1/23(9)	11	6,737

		$122,208

Leisure Goods/Activities/Movies — 0.1%

Sabre GLBL, Inc.

5.375%, 4/15/23(9)	$10	$9,361

Viking Cruises, Ltd.

6.25%, 5/15/25(9)	20	11,473

5.875%, 9/15/27(9)	373	222,937

		$243,771

Lodging and Casinos — 0.4%

Caesars Resort Collection, LLC/CRC Finco, Inc.

5.25%, 10/15/25(9)	$271	$236,179

ESH Hospitality, Inc.

5.25%, 5/1/25(9)	9	8,721

4.625%, 10/1/27(9)	19	17,892

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc.

5.625%, 5/1/24	5	5,213

MGM Resorts International

7.75%, 3/15/22	10	10,194

21	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Lodging and Casinos (continued)

RHP Hotel Properties, L.P./RHP Finance Corp.

5.00%, 4/15/23	$10	$9,485

Stars Group Holdings B.V./Stars Group US Co-Borrower, LLC

7.00%, 7/15/26(9)	417	440,534

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.

5.25%, 5/15/27(9)	237	205,391

		$933,609

Oil and Gas — 0.7%

Antero Resources Corp.

5.375%, 11/1/21	$26	$24,136

Centennial Resource Production, LLC

6.875%, 4/1/27(9)	417	222,222

Energy Transfer Operating, L.P.

5.875%, 1/15/24	15	16,789

Hilcorp Energy I, L.P./Hilcorp Finance Co.

6.25%, 11/1/28(9)	228	183,782

Neptune Energy Bondco PLC

6.625%, 5/15/25(9)	463	404,252

Newfield Exploration Co.

5.625%, 7/1/24	42	39,936

Precision Drilling Corp.

6.50%, 12/15/21	322	301,005

Seven Generations Energy, Ltd.

6.75%, 5/1/23(9)	25	24,091

6.875%, 6/30/23(9)	15	14,567

Tervita Corp.

7.625%, 12/1/21(9)	425	334,821

		$1,565,601

Packaging & Containers — 0.2%

ARD Finance S.A.

6.50%, (6.50% cash or 7.25% PIK), 6/30/27(9)(12)	$220	$218,034

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.

4.125%, 8/15/26(9)	200	198,234

		$416,268

Radio and Television — 0.2%

Diamond Sports Group, LLC/Diamond Sports Finance Co.

5.375%, 8/15/26(9)	$53	$38,686

iHeartCommunications, Inc.

6.375%, 5/1/26	102	101,523

8.375%, 5/1/27	185	170,256

Security	Principal Amount (000’s omitted)	Value

Radio and Television (continued)

Nielsen Co. Luxembourg S.a.r.l. (The)

5.50%, 10/1/21(9)	$10	$10,035

Sirius XM Radio, Inc.

4.125%, 7/1/30(9)	39	38,618

Terrier Media Buyer, Inc.

8.875%, 12/15/27(9)	156	149,955

		$509,073

Software and Services — 0.0%(6)

IHS Markit, Ltd.

5.00%, 11/1/22(9)	$25	$26,847

		$26,847

Steel — 0.2%

Allegheny Technologies, Inc.

7.875%, 8/15/23	$463	$475,202

		$475,202

Surface Transport — 0.2%

DAE Funding, LLC

5.00%, 8/1/24(9)	$344	$323,572

XPO Logistics, Inc.

6.50%, 6/15/22(9)	22	22,076

		$345,648

Telecommunications — 0.4%

CenturyLink, Inc.

6.75%, 12/1/23	$15	$16,161

Connect Finco S.a.r.l./Connect US Finco, LLC

6.75%, 10/1/26(9)	200	189,380

Digicel International Finance, Ltd./Digicel Holdings Bermuda, Ltd.

8.75%, 5/25/24(9)	275	269,500

Intelsat Jackson Holdings S.A.

5.50%, 8/1/23(7)	10	5,722

8.50%, 10/15/24(7)(9)	139	84,018

Level 3 Financing, Inc.

5.375%, 1/15/24	10	10,111

Sprint Communications, Inc.

7.00%, 8/15/20	49	49,281

6.00%, 11/15/22	3	3,168

Sprint Corp.

7.25%, 9/15/21	110	115,446

7.625%, 2/15/25	100	115,591

22	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Telecommunications (continued)

T-Mobile USA, Inc.

6.375%, 3/1/25	$15	$15,428

6.50%, 1/15/26	45	47,078

		$920,884

Utilities — 0.1%

Vistra Energy Corp.

8.125%, 1/30/26(9)	$10	$10,456

Vistra Operations Co., LLC

5.00%, 7/31/27(9)	93	94,651

4.30%, 7/15/29(9)	15	15,780

		$120,887

Total Corporate Bonds & Notes (identified cost $13,164,645)		$12,252,185

Asset-Backed Securities — 8.0%
Security	Principal Amount (000’s omitted)	Value

Allegany Park CLO, Ltd.

Series 2019-1A, Class E, 8.609%, (3 mo. USD LIBOR + 6.78%), 1/20/33(9)(13)	$450	$424,469

Ares LII CLO, Ltd.

Series 2019-52A, Class E, 7.648%, (3 mo. USD LIBOR + 6.55%), 4/22/31(9)(13)	500	461,108

Ares XXXIIR CLO, Ltd.

Series 2014-32RA, Class D, 6.242%, (3 mo. USD LIBOR + 5.85%), 5/15/30(9)(13)	1,000	868,946

Ares XXXIV CLO, Ltd.

Series 2015-2A, Class ER, 7.626%, (3 mo. USD LIBOR + 6.85%), 4/17/33(9)(13)	550	498,158

Bardot CLO, Ltd.

Series 2019-2A, Class E, 8.048%, (3 mo. USD LIBOR + 6.95%), 10/22/32(9)(13)	500	462,849

Benefit Street Partners CLO XIX, Ltd.

Series 2019-19A, Class E, 8.898%, (3 mo. USD LIBOR + 7.02%), 1/15/33(9)(13)	750	696,231

Benefit Street Partners CLO XVII, Ltd.

Series 2019-17A, Class E, 7.819%, (3 mo. USD LIBOR + 6.60%), 7/15/32(9)(13)	500	457,581

Benefit Street Partners CLO XVIII, Ltd.

Series 2019-18A, Class E, 8.119%, (3 mo. USD LIBOR + 6.90%), 10/15/32(9)(13)	500	471,435

Security	Principal Amount (000’s omitted)	Value

BlueMountain CLO XXV, Ltd.

Series 2019-25A, Class E, 7.919%, (3 mo. USD LIBOR + 6.70%), 7/15/32(9)(13)	$500	$455,899

BlueMountain CLO XXVI, Ltd.

Series 2019-26A, Class E, 8.835%, (3 mo. USD LIBOR + 7.70%), 10/20/32(9)(13)	1,000	962,414

Canyon Capital CLO, Ltd.

Series 2019-2A, Class E, 8.369%, (3 mo. USD LIBOR + 7.15%), 10/15/32(9)(13)	400	379,618

Carlyle Global Market Strategies CLO, Ltd.

Series 2012-3A, Class DR2, 7.811%, (3 mo. USD LIBOR + 6.50%), 1/14/32(9)(13)	600	460,596

Series 2015-5A, Class DR, 7.835%, (3 mo. USD LIBOR + 6.70%), 1/20/32(9)(13)	500	421,114

Cedar Funding X CLO, Ltd.

Series 2019-10A, Class E, 8.135%, (3 mo. USD LIBOR + 7.00%), 10/20/32(9)(13)	500	460,561

Dryden 40 Senior Loan Fund

Series 2015-40A, Class ER, 6.142%, (3 mo. USD LIBOR + 5.75%), 8/15/31(9)(13)	500	436,755

Fort Washington CLO, Ltd.

Series 2019-1A, Class E, 8.385%, (3 mo. USD LIBOR + 7.25%), 10/20/32(9)(13)	500	455,092

Galaxy XV CLO, Ltd.

Series 2013-15A, Class ER, 7.864%, (3 mo. USD LIBOR + 6.65%), 10/15/30(9)(13)	500	444,172

Galaxy XXI CLO, Ltd.

Series 2015-21A, Class ER, 6.385%, (3 mo. USD LIBOR + 5.25%), 4/20/31(9)(13)	500	412,150

Golub Capital Partners CLO 23M, Ltd.

Series 2015-23A, Class ER, 6.885%, (3 mo. USD LIBOR + 5.75%), 1/20/31(9)(13)	600	442,730

Harriman Park CLO, Ltd.

Series 2020-1A, Class E, 8.114%, (3 mo. USD LIBOR + 6.91%), 4/20/31(9)(13)	800	756,055

Kayne CLO 5, Ltd.

Series 2019-5A, Class E, 7.72%, (3 mo. USD LIBOR + 6.70%), 7/24/32(9)(13)	500	473,692

Kayne CLO 7, Ltd.

Series 2020-7A, Class E, 7.907%, (3 mo. USD LIBOR + 6.50%), 4/17/33(9)(13)	575	546,952

Madison Park Funding XXXVI, Ltd.

Series 2019-36A, Class E, 9.192%, (3 mo. USD LIBOR + 7.25%), 1/15/33(9)(13)	250	241,488

Madison Park Funding XXXVII, Ltd.

Series 2019-37A, Class E, 7.769%, (3 mo. USD LIBOR + 6.55%), 7/15/32(9)(13)	500	468,154

23	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Neuberger Berman Loan Advisers CLO 31, Ltd.

Series 2019-31A, Class E, 7.885%, (3 mo. USD LIBOR + 6.75%), 4/20/31(9)(13)	$500	$470,526

Neuberger Berman Loan Advisers CLO 33, Ltd.

Series 2019-33A, Class E, 7.976%, (3 mo. USD LIBOR + 6.80%), 10/16/32(9)(13)	500	473,457

Oaktree CLO, Ltd.

Series 2019-3A, Class E, 7.905%, (3 mo. USD LIBOR + 6.77%), 7/20/31(9)(13)	750	674,307

Palmer Square CLO, Ltd.

Series 2013-2A, Class DRR, 6.985%, (3 mo. USD LIBOR + 5.85%), 10/17/31(9)(13)	450	396,009

Series 2019-1A, Class D, 7.424%, (3 mo. USD LIBOR + 7.00%), 11/14/32(9)(13)	500	479,692

Regatta XII Funding, Ltd.

Series 2019-1A, Class E, 8.069%, (3 mo. USD LIBOR + 6.85%), 10/15/32(9)(13)	300	280,091

Regatta XIV Funding, Ltd.

Series 2018-3A, Class E, 6.941%, (3 mo. USD LIBOR + 5.95%), 10/25/31(9)(13)	300	257,638

Regatta XVI Funding, Ltd.

Series 2019-2A, Class E, 8.903%, (3 mo. USD LIBOR + 7.00%), 1/15/33(9)(13)	500	475,508

Southwick Park CLO, LLC

Series 2019-4A, Class E, 7.835%, (3 mo. USD LIBOR + 6.70%), 7/20/32(9)(13)	1,000	934,799

Vibrant CLO X, Ltd.

Series 2018-10A, Class D, 7.325%, (3 mo. USD LIBOR + 6.19%), 10/20/31(9)(13)	375	291,001

Vibrant CLO XI, Ltd.

Series 2019-11A, Class D, 7.905%, (3 mo. USD LIBOR + 6.77%), 7/20/32(9)(13)	500	420,110

Voya CLO, Ltd.

Series 2013-1A, Class DR, 7.699%, (3 mo. USD LIBOR + 6.48%), 10/15/30(9)(13)	1,000	841,846

Wellfleet CLO, Ltd.

Series 2020-1A, Class D, 8.422%, (3 mo. USD LIBOR + 7.24%), 4/15/33(9)(13)	550	529,991

Total Asset-Backed Securities (identified cost $20,419,945)		$18,683,194

Common Stocks — 1.3%
Security	Shares	Value

Aerospace and Defense — 0.2%

IAP Global Services, LLC(3)(14)(15)	29	$432,845

		$432,845

Security	Shares	Value

Automotive — 0.0%(6)

Dayco Products, LLC(14)(15)	10,159	$76,193

		$76,193

Business Equipment and Services — 0.0%(6)

Crossmark Holdings, Inc.(14)(15)	1,731	$99,532

		$99,532

Chemicals and Plastics — 0.1%

Hexion Holdings Corp., Class B(14)(15)	18,444	$124,497

		$124,497

Electronics/Electrical — 0.0%(6)

Answers Corp.(3)(15)	46,839	$86,652

		$86,652

Oil and Gas — 0.4%

AFG Holdings, Inc.(3)(14)(15)	13,348	$319,551

Fieldwood Energy, Inc.(14)(15)	1,800	180

Fieldwood Energy, Inc.(14)(15)	7,794	779

McDermott International, Inc.(14)(15)	71,257	249,400

Nine Point Energy Holdings, Inc.(3)(14)(16)	325	0

RDV Resources, Inc., Class A(3)(14)(15)	14,312	0

Samson Resources II, LLC, Class A(3)(15)	22,051	402,431

Sunrise Oil & Gas, Inc., Class A(14)(15)	5,690	39,830

		$1,012,171

Publishing — 0.4%

ION Media Networks, Inc.(3)(15)	2,155	$894,390

Tweddle Group, Inc.(3)(14)(15)	889	2,569

		$896,959

Radio and Television — 0.1%

Clear Channel Outdoor Holdings, Inc.(14)(15)	42,539	$44,241

Cumulus Media, Inc., Class A(14)(15)	18,865	74,517

iHeartMedia, Inc., Class A(14)(15)	18,090	151,051

		$269,809

Retailers (Except Food and Drug) — 0.1%

David’s Bridal, LLC(3)(14)(15)	11,238	$101,142

		$101,142

Total Common Stocks (identified cost $3,534,695)		$3,099,800

24	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Portfolio of Investments — continued

Convertible Preferred Stocks — 0.0%
Security	Shares	Value

Oil and Gas — 0.0%

Nine Point Energy Holdings, Inc., Series A, 12.00%(3)(12)(14)(16)	5	$0

Total Convertible Preferred Stocks (identified cost $5,000)		$0

Preferred Stocks — 0.1%
Security	Shares	Value

Financial Services — 0.0%(6)

DBI Investors, Inc., Series A-1(3)(14)(15)	531	$47,875

		$47,875

Retailers (Except Food and Drug) — 0.1%

David’s Bridal, LLC, Series A, 8.00%(3)(12)(14)(15)	313	$25,040

David’s Bridal, LLC, Series B, 10.00%(3)(12)(14)(15)	1,274	103,143

		$128,183

Total Preferred Stocks (identified cost $103,143)		$176,058

Closed-End Funds — 1.7%
Security	Shares	Value

BlackRock Floating Rate Income Strategies Fund, Inc.	49,400	$552,292

Invesco Senior Income Trust	178,510	617,644

Nuveen Credit Strategies Income Fund	180,539	1,054,348

Nuveen Floating Rate Income Fund	73,198	578,264

Nuveen Floating Rate Income Opportunity Fund	51,054	400,774

Voya Prime Rate Trust	196,084	798,062

Total Closed-End Funds (identified cost $5,726,072)		$4,001,384

Warrants — 0.0%
Security	Shares	Value

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Exp. 11/26/22 (3)(14)(15)	2,169	$0

Total Warrants (identified cost $0)		$0

Miscellaneous — 0.0%(6)
Security	Shares	Value

Cable and Satellite Television — 0.0%

ACC Claims Holdings, LLC(3)	200,340	$0

		$0

Oil and Gas — 0.0%(6)

Paragon Offshore Finance Company, Class A(14)(15)	764	$229

Paragon Offshore Finance Company, Class B(14)(15)	382	4,680

		$4,909

Total Miscellaneous (identified cost $8,308)		$4,909

Short-Term Investments — 6.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.35%(17)	14,529,910	$14,529,910

Total Short-Term Investments (identified cost $14,529,910)		$14,529,910

Total Investments — 160.5% (identified cost $405,810,342)		$376,666,611

Less Unfunded Loan Commitments — (0.2)%		$(417,145)

Net Investments — 160.3% (identified cost $405,393,197)		$376,249,466

Other Assets, Less Liabilities — (44.3)%		$(103,992,032)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (16.0)%		$(37,600,000)

Net Assets Applicable to Common Shares — 100.0%		$234,657,434

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

25	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Portfolio of Investments — continued

(2)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 1F for description. At June 30, 2020, the total value of unfunded loan commitments is $414,719.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(4)	This Senior Loan will settle after June 30, 2020, at which time the interest rate will be determined.

(5)

The stated interest rate represents the weighted average interest rate at June 30, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(6)	Amount is less than 0.05%.

(7)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(8)	Fixed-rate loan.

(9)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At June 30, 2020, the aggregate value of these securities is $27,731,487 or 11.8% of the Trust’s net assets applicable to common shares.

(10)	Security converts to variable rate after the indicated fixed-rate coupon period.

(11)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(12)	Represents a payment-in-kind security which may pay interest/dividends in additional principal/shares at the issuer’s discretion.

(13)	Variable rate security. The stated interest rate represents the rate in effect at June 30, 2020.

(14)	Non-income producing security.

(15)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(16)	Restricted security (see Note 7).

(17)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2020.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	8,376,844	EUR	7,526,350	Standard Chartered Bank	7/2/20	$—	$(79,007)

USD	635,805	EUR	562,418	State Street Bank and Trust Company	7/2/20	3,930	—

USD	6,487,797	EUR	5,975,070	Goldman Sachs International	7/31/20	—	(229,408)

USD	9,091,227	EUR	8,088,770	Standard Chartered Bank	8/4/20	—	(3,012)

GBP	107,734	USD	133,169	State Street Bank and Trust Company	8/28/20	369	—

USD	652,472	GBP	532,931	State Street Bank and Trust Company	8/28/20	—	(8,106)

USD	27,432	GBP	21,979	State Street Bank and Trust Company	8/28/20	189	—

USD	19,733	GBP	15,757	State Street Bank and Trust Company	8/28/20	201	—

USD	7,736,409	EUR	7,028,948	HSBC Bank USA, N.A.	8/31/20	—	(170,948)

USD	386,626	EUR	339,500	JPMorgan Chase Bank, N.A.	8/31/20	4,699	—

						$9,388	$(490,481)

Abbreviations:

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

26	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Statement of Assets and Liabilities

Assets	June 30, 2020

Unaffiliated investments, at value (identified cost, $390,863,287)	$361,719,556

Affiliated investment, at value (identified cost, $14,529,910)	14,529,910

Cash	7,742,241

Deposits for derivatives collateral — forward foreign currency exchange contracts	440,000

Foreign currency, at value (identified cost, $2,820,340)	2,821,922

Interest and dividends receivable	1,541,296

Dividends receivable from affiliated investment	1,121

Receivable for investments sold	79,956,270

Receivable for open forward foreign currency exchange contracts	9,388

Tax reclaims receivable	211

Prepaid upfront fees and other fees on notes payable	197,548

Prepaid expenses	28,713

Total assets	$468,988,176

Liabilities

Notes payable	$95,000,000

Payable for investments purchased	100,621,334

Payable for open forward foreign currency exchange contracts	490,481

Payable to affiliates:

Investment adviser fee	220,121

Administration fee	74,366

Accrued expenses	324,440

Total liabilities	$196,730,742

Auction preferred shares (1,504 shares outstanding) at liquidation value plus cumulative unpaid dividends	$37,600,000

Net assets applicable to common shares	$234,657,434

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 37,866,607 shares issued and outstanding	$378,666

Additional paid-in capital	277,541,221

Accumulated loss	(43,262,453)

Net assets applicable to common shares	$234,657,434

Net Asset Value Per Common Share

($234,657,434 ÷ 37,866,607 common shares issued and outstanding)	$6.20

27	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Statement of Operations

Investment Income	Year Ended June 30, 2020

Interest and other income	$21,213,206

Dividends	911,281

Dividends from affiliated investment	105,338

Total investment income	$22,229,825

Expenses

Investment adviser fee	$2,930,938

Administration fee	978,945

Trustees’ fees and expenses	14,828

Custodian fee	136,746

Transfer and dividend disbursing agent fees	20,036

Legal and accounting services	128,709

Printing and postage	46,770

Interest expense and fees	2,977,430

Preferred shares service fee	32,431

Miscellaneous	61,059

Total expenses	$7,327,892

Net investment income	$14,901,933

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(13,870,556)

Investment transactions — affiliated investment	2,335

Foreign currency transactions	(68,380)

Forward foreign currency exchange contracts	1,328,203

Net realized loss	$(12,608,398)

Change in unrealized appreciation (depreciation) —

Investments	$(18,119,238)

Foreign currency	24,892

Forward foreign currency exchange contracts	(303,138)

Net change in unrealized appreciation (depreciation)	$(18,397,484)

Net realized and unrealized loss	$(31,005,882)

Distributions to preferred shareholders	$(639,137)

Net decrease in net assets from operations	$(16,743,086)

28	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Statements of Changes in Net Assets

	Year Ended June 30,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$14,901,933	$15,520,463

Net realized gain (loss)	(12,608,398)	2,658,192

Net change in unrealized appreciation (depreciation)	(18,397,484)	(9,320,374)

Distributions to preferred shareholders	(639,137)	(1,175,940)

Discount on redemption and repurchase of auction preferred shares	—	1,920,000

Net increase (decrease) in net assets from operations	$(16,743,086)	$9,602,341

Distributions to common shareholders	$(15,525,309)	$(14,692,244)

Net decrease in net assets	$(32,268,395)	$(5,089,903)

Net Assets Applicable to Common Shares

At beginning of year	$266,925,829	$272,015,732

At end of year	$234,657,434	$266,925,829

29	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended June 30, 2020

Net decrease in net assets from operations	$(16,743,086)

Distributions to preferred shareholders	639,137

Net decrease in net assets from operations excluding distributions to preferred shareholders	$(16,103,949)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:

Investments purchased	(135,120,915)

Investments sold and principal repayments	160,638,401

Increase in short-term investments, net	(11,333,139)

Net amortization/accretion of premium (discount)	35,193

Amortization of prepaid upfront fees and other fees on notes payable	170,518

Decrease in interest and dividends receivable	73,668

Decrease in dividends receivable from affiliated investment	7,565

Decrease in receivable for open forward foreign currency exchange contracts	6,027

Increase in tax reclaims receivable	(211)

Decrease in prepaid expenses	4,700

Increase in payable for open forward foreign currency exchange contracts	297,111

Decrease in payable to affiliate for investment adviser fee	(35,012)

Decrease in payable to affiliate for administration fee	(10,678)

Decrease in payable to affiliate for Trustees’ fees	(5,755)

Decrease in accrued expenses	(207,563)

Increase in unfunded loan commitments	272,361

Net change in unrealized (appreciation) depreciation from investments	18,119,238

Net realized loss from investments	13,868,221

Net cash provided by operating activities	$30,675,781

Cash Flows From Financing Activities

Cash distributions paid to common shareholders	$(15,525,309)

Cash distributions paid to preferred shareholders	(648,346)

Proceeds from notes payable	27,000,000

Repayments of notes payable	(35,000,000)

Payment of upfront fees and other fees on notes payable	(281,250)

Net cash used in financing activities	$(24,454,905)

Net increase in cash and restricted cash*	$6,220,876

Cash and restricted cash at beginning of year (including foreign currency)	$4,783,287

Cash and restricted cash at end of year (including foreign currency)	$11,004,163

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$3,300,647

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $1,571.

30	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Statement of Cash Flows — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

June 30, 2020

Cash	$7,742,241

Deposits for derivatives collateral — forward foreign currency exchange contracts	440,000

Foreign currency	2,821,922

Total cash and restricted cash as shown on the Statement of Cash Flows	$11,004,163

31	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,
	2020	2019		2018	2017		2016

Net asset value — Beginning of year (Common shares)	$7.050	$7.180		$7.150	$6.650		$7.020

Income (Loss) From Operations

Net investment income(1)	$0.394	$0.410		$0.385	$0.404		$0.422

Net realized and unrealized gain (loss)	(0.817)	(0.172)		0.038	0.436		(0.371)

Distributions to preferred shareholders —

From net investment income(1)	(0.017)	(0.031)		(0.028)	(0.014)		(0.009)

Discount on redemption and repurchase of auction preferred shares(1)	—	0.051		—	0.064		—

Total income (loss) from operations	$(0.440)	$0.258		$0.395	$0.890		$0.042

Less Distributions to Common Shareholders

From net investment income	$(0.410)	$(0.388)		$(0.365)	$(0.390)		$(0.412)

Total distributions to common shareholders	$(0.410)	$(0.388)		$(0.365)	$(0.390)		$(0.412)

Net asset value — End of year (Common shares)	$6.200	$7.050		$7.180	$7.150		$6.650

Market value — End of year (Common shares)	$5.330	$6.230		$6.380	$6.650		$6.010

Total Investment Return on Net Asset Value(2)	(5.64)%	4.46	%(3)	6.12%	14.02	%(4)	1.57%

Total Investment Return on Market Value(2)	(8.20)%	3.88%		1.39%	17.34%		3.77%

32	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,
Ratios/Supplemental Data	2020	2019	2018	2017	2016

Net assets applicable to common shares, end of year (000’s omitted)	$234,657	$266,926	$272,016	$270,810	$251,789

Ratios (as a percentage of average daily net assets applicable to common shares):(5)†

Expenses excluding interest and fees(6)	1.73%	1.73%	1.82%	1.87%	1.96%

Interest and fee expense(7)	1.19%	1.40%	0.83%	0.52%	0.28%

Total expenses(6)	2.92%	3.13%	2.65%	2.39%	2.24%

Net investment income	5.93%	5.74%	5.36%	5.75%	6.38%

Portfolio Turnover	57%	26%	34%	42%	31%

Senior Securities:

Total notes payable outstanding (in 000’s)	$95,000	$103,000	$93,000	$92,000	$25,000

Asset coverage per $1,000 of notes payable(8)	$3,866	$3,957	$4,587	$4,613	$15,472

Total preferred shares outstanding	1,504	1,504	2,464	2,464	4,400

Asset coverage per preferred share(9)	$69,242	$72,464	$68,989	$69,078	$71,629

Involuntary liquidation preference per preferred share(10)	$25,000	$25,000	$25,000	$25,000	$25,000

Approximate market value per preferred share(10)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)

The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its Auction Preferred Shares at 92% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 3.71%.

(4)

The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its Auction Preferred Shares at 95% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 13.00%.

(5)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Interest and fee expense relates to the notes payable to partially redeem the Trust’s Auction Preferred Shares (see Note 2) and/or to fund investments (see Note 9).

(8)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(9)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 277%, 290%, 276%, 276% and 287% at June 30, 2020, 2019, 2018, 2017 and 2016, respectively.

(10)	Plus accumulated and unpaid dividends.

†

Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders and exclude the effect of custody fee credits, if any.

	Year Ended June 30,
	2020	2019	2018	2017	2016

Expenses excluding interest and fees	1.11%	1.12%	1.17%	1.21%	1.21%

Interest and fee expense	0.76%	0.91%	0.54%	0.34%	0.17%

Total expenses	1.87%	2.03%	1.71%	1.55%	1.38%

Net investment income	3.81%	3.73%	3.46%	3.72%	3.93%

33	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Senior Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objective is to provide a high level of current income, consistent with the preservation of capital, by investing primarily in senior, secured floating-rate loans.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based

34

Eaton Vance

Senior Income Trust

June 30, 2020

Notes to Financial Statements — continued

on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of June 30, 2020, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At June 30, 2020, the Trust had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on July 27, 2001 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 125% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

35

Eaton Vance

Senior Income Trust

June 30, 2020

Notes to Financial Statements — continued

The number of APS issued and outstanding as of June 30, 2020 is as follows:

APS Issued and Outstanding

Series A	752

Series B	752

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

On June 29, 2018, the Trust announced a tender offer to purchase up to 39% of its outstanding APS at a price per share equal to 92% of the APS liquidation preference of $25,000 per share (or $23,000 per share), plus any accrued but unpaid APS dividends. The tender offer expired on September 14, 2018. The number of APS redeemed during the year ended June 30, 2019 pursuant to the tender offer and the redemption amount (excluding the final dividend payment) were as follows:

	APS Redeemed During the Year	Redemption Amount

Series A	480	$11,040,000

Series B	480	11,040,000

3  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at June 30, 2020, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at June 30, 2020	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	0.10%	$325,337	1.73%	0.06–2.99

Series B	0.13	313,800	1.67	0.05–2.99

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of June 30, 2020.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

36

Eaton Vance

Senior Income Trust

June 30, 2020

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended June 30, 2020 and June 30, 2019 was as follows:

	Year Ended June 30,
	2020	2019

Ordinary income	$16,164,446	$15,868,184

During the year ended June 30, 2020, accumulated loss was decreased by $27,221 and paid-in capital was decreased by $27,221 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of June 30, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(14,226,696)

Net unrealized depreciation	(29,035,757)

At June 30, 2020, the Trust, for federal income tax purposes, had deferred capital losses of $14,226,696 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at June 30, 2020, $3,995,102 are short-term and $10,231,594 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Trust at June 30, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$405,260,454

Gross unrealized appreciation	$2,051,603

Gross unrealized depreciation	(31,062,591)

Net unrealized depreciation	$(29,010,988)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. Pursuant to the investment advisory agreement between the Trust and EVM, the investment advisory fee payable by the Trust is 0.85% of the Trust’s average weekly gross assets and is payable monthly. Pursuant to a fee reduction agreement between the Trust and EVM that commenced on May 1, 2010, the annual investment adviser fee is reduced by 0.01% every May 1 thereafter for the next twenty-nine years. The Trust’s advisory fee is currently computed at an annual rate of 0.74% (0.75% prior to May 1, 2020) of its average weekly gross assets and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. For the year ended June 30, 2020, the Trust’s investment adviser fee totaled $2,930,938. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.25% of the Trust’s average weekly gross assets. For the year ended June 30, 2020, the administration fee amounted to $978,945.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended June 30, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $219,486,069 and $235,607,971, respectively, for the year ended June 30, 2020.

37

Eaton Vance

Senior Income Trust

June 30, 2020

Notes to Financial Statements — continued

6  Common Shares of Beneficial Interest and Shelf Offering

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the years ended June 30, 2020 and June 30, 2019.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Trust. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Trust is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended June 30, 2020 and June 30, 2019.

Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 4,551,438 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the years ended June 30, 2020 and June 30, 2019, there were no shares sold by the Trust pursuant to its shelf offering.

According to filings made on Schedule 13D and 13G pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, two affiliated entities and one individual affiliated with such entities together owned 15.9% of the Trust’s common shares.

7  Restricted Securities

At June 30, 2020, the Trust owned the following securities which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks

Nine Point Energy Holdings, Inc.	7/15/14	325	$15,070	$0

Convertible Preferred Stocks

Nine Point Energy Holdings, Inc., Series A, 12.00%	5/26/17	5	5,000	0

Total Restricted Securities			$20,070	$0

8  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 2020 is included in the Portfolio of Investments. At June 30, 2020, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At June 30, 2020, the fair value of derivatives with credit-related contingent features in a net liability position was $490,481. The aggregate fair value of assets pledged as collateral by the Trust for such liability was $440,000 at June 30, 2020.

The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between

38

Eaton Vance

Senior Income Trust

June 30, 2020

Notes to Financial Statements — continued

the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at June 30, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Forward foreign currency exchange contracts	$9,388	$(490,481)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Trust’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Trust’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for such assets and pledged by the Trust for such liabilities as of June 30, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

JPMorgan Chase Bank, N.A.	$4,699	$—	$—	$—	$4,699

State Street Bank and Trust Company	4,689	(4,689)	—	—	—

	$9,388	$(4,689)	$—	$—	$4,699

39

Eaton Vance

Senior Income Trust

June 30, 2020

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Goldman Sachs International	$(229,408)	$—	$—	$229,408	$—	$300,000

HSBC Bank USA, N.A.	(170,948)	—	—	140,000	(30,948)	140,000

Standard Chartered Bank	(82,019)	—	—	—	(82,019)	—

State Street Bank and Trust Company	(8,106)	4,689	—	—	(3,417)	—

	$(490,481)	$4,689	$—	$369,408	$(116,384)	$440,000

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended June 30, 2020 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$1,328,203	$(303,138)

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended June 30, 2020, which is indicative of the volume of this derivative type, was approximately $29,048,000.

9  Revolving Credit and Security Agreement

The Trust has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to $125 million. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 8, 2021, the Trust also pays a program fee of 0.85% per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 60% of the total facility size) per annum on the unused portion of the total commitment under the Agreement. Program and liquidity fees for the year ended June 30, 2020 totaled $918,353 and are included in interest expense and fees on the Statement of Operations. In connection with the renewal of the Agreement on March 9, 2020, the Trust paid upfront fees of $125,000 and, shortly thereafter on March 20, 2020, the Trust paid waiver fees of $156,250 in connection with a reduction of Trust net asset value during the month of March 2020 due to market volatility; these aggregate upfront and waiver fees are being amortized to interest expense through March 8, 2021. The unamortized balance as of June 30, 2020 is approximately $198,000 and is included in prepaid upfront fees and other fees on notes payable on the Statement of Assets and Liabilities. At June 30, 2020, the Trust had borrowings outstanding under the Agreement of $95,000,000 at an annual interest rate of 0.35%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at June 30, 2020 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 11) at June 30, 2020. For the year ended June 30, 2020, the average borrowings under the Agreement and the average interest rate (excluding fees) were $102,256,831 and 1.83%, respectively.

40

Eaton Vance

Senior Income Trust

June 30, 2020

Notes to Financial Statements — continued

10  Investments in Affiliated Funds

At June 30, 2020, the value of the Trust’s investment in affiliated funds was $14,529,910, which represents 6.2% of the Trust’s net assets applicable to common shares. Transactions in affiliated funds by the Trust for the year ended June 30, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$3,194,436	$126,881,923	$(115,548,784)	$2,335	$—	$14,529,910	$105,338	14,529,910

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2020, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$323,142,137	$359,889	$323,502,026

Corporate Bonds & Notes	—	12,252,185	—	12,252,185

Asset-Backed Securities	—	18,683,194	—	18,683,194

Common Stocks	643,706	216,514	2,239,580	3,099,800

Convertible Preferred Stocks	—	—	0	0

Preferred Stocks	—	—	176,058	176,058

Closed-End Funds	4,001,384	—	—	4,001,384

Warrants	—	—	0	0

Miscellaneous	—	4,909	0	4,909

Short-Term Investments	—	14,529,910	—	14,529,910

Total Investments	$4,645,090	$368,828,849	$2,775,527	$376,249,466

Forward Foreign Currency Exchange Contracts	$—	$9,388	$—	$9,388

Total	$4,645,090	$368,838,237	$2,775,527	$376,258,854

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(490,481)	$—	$(490,481)

Total	$—	$(490,481)	$—	$(490,481)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

41

Eaton Vance

Senior Income Trust

June 30, 2020

Notes to Financial Statements — continued

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended June 30, 2020 is not presented.

12  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus that was first detected in China in December 2019 has spread rapidly internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and individual companies and can affect the market in general in significant and unforeseen ways. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The near-term impact of this coronavirus has resulted in substantial market volatility, which may have an adverse effect on the Trust’s investments.

42

Eaton Vance

Senior Income Trust

June 30, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Senior Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Income Trust (the “Trust”), including the portfolio of investments, as of June 30, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of June 30, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of June 30, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 19, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

43

Eaton Vance

Senior Income Trust

June 30, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended June 30, 2020, the Trust designates approximately $448,636, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Trust’s dividend distribution that qualifies under tax law. For the Trust’s fiscal 2020 ordinary income dividends, 2.87% qualifies for the corporate dividends received deduction.

44

Eaton Vance

Senior Income Trust

June 30, 2020

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

45

Eaton Vance

Senior Income Trust

June 30, 2020

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Income Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

46

Eaton Vance

Senior Income Trust

June 30, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 22, 2020 (the “April 2020 Meeting”), the Boards of Trustees/Directors comprised of the same individuals (collectively, the “Board”) that oversees a majority of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements(1) for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between February and April 2020. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.

In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (in the context of a sub-adviser, only those with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (in the context of a sub-adviser, only those with trading responsibilities) to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;

(1)

Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.

47

Eaton Vance

Senior Income Trust

June 30, 2020

Board of Trustees’ Contract Approval — continued

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by the adviser and/or administrator to each of the funds;

•

For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices, trading volume data, distribution rates and other relevant matters; and

•	The terms of each investment advisory agreement and sub-advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2020, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

In voting its approval of the continuation of existing investment advisory agreements and sub-advisory agreements at the April 2020 Meeting, the Board relied on an order issued by the Securities and Exchange Commission on March 25, 2020, which provided temporary relief from the in-person voting requirements under Section 15 of the 1940 Act in response to the impacts of the COVID-19 pandemic.

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Senior Income Trust (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in senior floating rate loans. Specifically, the Board noted the experience

48

Eaton Vance

Senior Income Trust

June 30, 2020

Board of Trustees’ Contract Approval — continued

of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. The Board considered the deep experience of the Adviser and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund. In this regard, the Board considered, among other things, the Adviser’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended September 30, 2019. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2019, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser provides to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser as between the Fund and other types of accounts. The Board also considered certain Fund specific factors that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee. Additionally, the Board took into account the financial resources committed by the Adviser in structuring the Fund at the time of its initial public offering and the waiver of fees provided by the Adviser for the first five years of the Fund’s life. The Board also considered that, following discussions with the Contract Review Committee, the Adviser had implemented a series of permanent reductions in management fees beginning in May 2010, which included a further fee reduction effective May 1, 2020.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

49

Eaton Vance

Senior Income Trust

June 30, 2020

Board of Trustees’ Contract Approval — continued

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered in the same manner as an open-end fund and that, notwithstanding that the Fund is authorized to issue additional common shares through a shelf offering, the Fund’s assets are not expected to increase materially in the foreseeable future. The Board did not find that the implementation of breakpoints in the advisory fee schedule is warranted at this time.

50

Eaton Vance

Senior Income Trust

June 30, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Senior Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 157 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 156 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds.

Name and Year of Birth	Position(s) with the Trust	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2023. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 156 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class II Trustee	Until 2021. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2023. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class III Trustee	Until 2022. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class I Trustee(2)	Until 2023. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

51

Eaton Vance

Senior Income Trust

June 30, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class III Trustee(2)	Until 2022. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class II Trustee	Until 2021. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class II Trustee	Until 2021. Trustee since 2018.

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Class III Trustee	Until 2022. Trustee since 2018.

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class I Trustee	Until 2023. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class II Trustee	Until 2021. Trustee since 2016.

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

52

Eaton Vance

Senior Income Trust

June 30, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)	APS Trustee.
(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election. Each officer serves until his or her successor is elected.

53

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

54

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

171    6.30.20

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended June 30, 2019 and June 30, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Senior Income Trust

Fiscal Years Ended	06/30/19	06/30/20
Audit Fees	$100,000	$100,100
Audit-Related Fees(1)	$0	$18,000
Tax Fees(2)	$21,306	$18,496
All Other Fees(3)	$0	$0

Total	$121,306	$136,596

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed upon procedures relating to the registrant’s revolving credit agreement.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended June 30, 2019 and June 30, 2020; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	06/30/19	06/30/20
Registrant	$21,306	$36,496
Eaton Vance(1)	$60,130	$103,703

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, Helen Frame Peters and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Trust. William E. Holt, Catherine C. McDermott, Daniel P. McElaney, John P. Redding and Andrew N. Sveen comprise the investment team responsible for the overall and day-to-day management of the Trust’s investments.

Messrs. Holt, McElaney and Sveen and Ms. McDermott are Vice Presidents of EVM and have been portfolio managers of the Trust since March 2019. Mr. Redding is a Vice President of EVM and have been a portfolio manager of the Trust since November 2001. Messrs. Redding and Sveen and Ms. McDermott have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
William E. Holt
Registered Investment Companies	5	$2,618.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Catherine C. McDermott
Registered Investment Companies	8	$5,359.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Daniel P. McElaney
Registered Investment Companies	5	$2,618.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
John P. Redding
Registered Investment Companies	2	$892.9	0	$0
Other Pooled Investment Vehicles	2	$80.9	0	$0
Other Accounts	0	$0	0	$0

Andrew N. Sveen
Registered Investment Companies	10	$18,108.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Trust
William E. Holt	None
Catherine C. McDermott	None
Daniel P. McElaney	None
John P. Redding	$100,001 - $500,000
Andrew N. Sveen	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp. (“EVC”) nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. Pursuant to the Deferred Alpha Incentive Plan, a portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager, that are not advised by Calvert Management and Research to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Income Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: August 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: August 24, 2020

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: August 24, 2020